FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Quickloan	84	19,236,342.88	100.00	7.315	596	69.87

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	173,084.11	0.90	5.350	806	41.18
5.501 - 6.000	6	1,950,380.43	10.14	5.899	703	66.41
6.001 - 6.500	11	3,246,375.22	16.88	6.428	603	72.01
6.501 - 7.000	14	3,337,354.55	17.35	6.921	593	67.16
7.001 - 7.500	15	3,455,714.35	17.96	7.363	585	69.92
7.501 - 8.000	21	4,289,235.61	22.30	7.858	561	73.06
8.001 - 8.500	5	860,410.58	4.47	8.283	551	62.74
8.501 - 9.000	6	1,291,581.09	6.71	8.875	565	71.88
9.001 - 9.500	2	277,355.42	1.44	9.150	548	66.66
9.501 - 10.000	1	110,064.42	0.57	10.000	541	59.60
11.501 - 12.000	2	244,787.10	1.27	11.990	674	92.65

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Min: 5.350
Max: 11.990
Weighted Average: 7.315

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	16	1,313,343.38	6.83	7.770	574	63.20
100,000.01 - 150,000.00	9	1,089,757.72	5.67	8.215	577	60.24
150,000.01 - 200,000.00	16	2,931,476.73	15.24	7.692	591	64.00
200,000.01 - 250,000.00	13	2,966,038.69	15.42	7.375	584	69.57
250,000.01 - 300,000.00	7	1,930,552.78	10.04	6.610	608	74.63
300,000.01 - 350,000.00	11	3,602,193.83	18.73	7.345	560	72.87
350,000.01 - 400,000.00	5	1,921,379.16	9.99	7.225	615	72.44
400,000.01 - 450,000.00	3	1,273,529.15	6.62	6.616	661	71.46
450,000.01 - 500,000.00	2	955,434.74	4.97	6.910	601	70.18
500,000.01 - 550,000.00	1	516,636.70	2.69	8.950	605	75.00
700,000.01 - 750,000.00	1	736,000.00	3.83	5.950	688	80.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Min: $ 57,802.39
Max: $ 736,000.00
Average: $229,004.08

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	56	12,616,999.98	65.59	7.526	567	69.40
Fixed 30 yr	16	2,490,697.17	12.95	7.663	619	65.19
ARM 2/28 - IO	6	2,281,131.27	11.86	6.571	666	78.67
Fixed 30 yr - IO	3	1,039,000.00	5.40	6.340	690	73.49
ARM 5/25 - IO	1	495,000.00	2.57	6.500	601	75.00
Fixed 15 yr	2	313,514.46	1.63	5.977	729	42.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	63	15,393,131.25	80.02	7.352	583	70.95
Fixed	21	3,843,211.63	19.98	7.168	647	65.54

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

3	63	14,584,269.46	75.82	7.319	598	69.09
4	14	2,468,668.71	12.83	7.696	564	67.30
5	6	1,447,404.71	7.52	7.318	576	76.98
6	1	736,000.00	3.83	5.950	688	80.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Min: 3
Max: 6
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	82	18,991,555.78	98.73	7.255	594	69.58
2	2	244,787.10	1.27	11.990	674	92.65

Total:	84	19,236,342.88	100.00	7.315	596	69.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

25.01 - 30.00	1	153,599.09	0.80	8.200	531	28.00
30.01 - 35.00	1	81,741.93	0.42	5.750	694	34.89
35.01 - 40.00	3	286,512.27	1.49	7.170	586	38.91
40.01 - 45.00	4	614,376.53	3.19	6.865	665	42.85
45.01 - 50.00	1	91,610.46	0.48	8.750	540	46.00
50.01 - 55.00	4	841,871.78	4.38	6.574	589	52.38
55.01 - 60.00	8	1,446,465.95	7.52	6.960	577	59.15
60.01 - 65.00	13	2,926,189.08	15.21	7.315	594	64.92
65.01 - 70.00	12	2,897,406.26	15.06	7.449	577	69.12
70.01 - 75.00	10	3,212,348.87	16.70	7.462	562	74.24
75.01 - 80.00	24	6,369,209.67	33.11	7.204	619	79.79
80.01 - 85.00	1	70,223.89	0.37	7.550	541	85.00
85.01 - 90.00	1	174,847.92	0.91	11.990	685	89.71
95.01 - 100.00	1	69,939.18	0.36	11.990	646	100.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Min: 28.00
Max: 100.00
Weighted Average: 69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	9	2,121,105.67	11.03	7.508	517	71.44
525 - 549	25	4,919,168.50	25.57	7.834	538	68.33
550 - 574	11	2,024,475.04	10.52	7.386	566	66.19
575 - 599	8	1,511,486.89	7.86	7.126	583	67.50
600 - 624	9	3,014,244.30	15.67	7.172	607	71.98
625 - 649	8	1,757,652.58	9.14	6.972	639	67.88
650 - 674	4	942,365.18	4.90	7.402	661	75.78
675 - 699	6	1,894,014.67	9.85	7.032	690	76.43
725 - 749	1	272,116.17	1.41	5.600	740	70.00
750 - 774	2	606,629.77	3.15	6.445	766	68.84
800 - 824	1	173,084.11	0.90	5.350	806	41.18

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Min: 504
Max: 806
NZ Weighted Average: 596

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	80	18,312,400.44	95.20	7.313	592	69.36
Purchase	4	923,942.44	4.80	7.350	664	80.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	64	14,945,875.84	77.70	7.292	598	70.07
PUD	7	1,731,971.31	9.00	7.502	558	72.16
Condo	9	1,594,308.97	8.29	7.717	592	67.48
Duplex	3	823,756.41	4.28	6.659	623	70.69
3-4 Family	1	140,430.35	0.73	6.750	634	43.00

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	52	11,596,969.16	60.29	7.091	598	68.28
Stated	32	7,639,373.72	39.71	7.655	591	72.29

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	84	19,236,342.88	100.00	7.315	596	69.87

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	1	140,430.35	0.73	6.750	634	43.00
California	58	14,445,088.87	75.09	7.246	602	69.18
Florida	17	2,927,093.38	15.22	7.472	580	72.46
Hawaii	2	440,710.52	2.29	7.255	559	69.07
Nevada	4	887,851.07	4.62	7.803	582	76.10
Oregon	2	395,168.69	2.05	7.833	529	72.22

Total:	84	19,236,342.88	100.00	7.315	596	69.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	3	1,039,000.00	5.40	6.340	690	73.49
12	2	443,598.72	2.31	8.603	623	77.77
24	64	14,885,635.56	77.38	7.411	583	70.56
36	15	2,868,108.60	14.91	6.970	624	63.75

Total:	84	19,236,342.88	100.00	7.315	596	69.87

Loans with Penalty: 94.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	4	1,481,886.72	9.63	6.040	647	68.74
5.001 - 5.500	9	2,944,454.29	19.13	6.514	599	70.93
5.501 - 6.000	14	2,921,153.08	18.98	7.040	571	71.68
6.001 - 6.500	13	3,079,275.01	20.00	7.511	580	72.12
6.501 - 7.000	23	4,966,362.15	32.26	8.324	561	70.47

Total:	63	15,393,131.25	100.00	7.352	583	70.95

Min: 4.700
Max: 6.990
Weighted Average (>0): 6.023

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	2	1,065,004.78	6.92	5.958	669	71.21
12.001 - 12.500	10	2,962,375.22	19.24	6.445	602	71.25
12.501 - 13.000	10	2,443,213.64	15.87	6.926	584	69.22
13.001 - 13.500	13	2,905,481.23	18.88	7.361	584	71.69
13.501 - 14.000	16	3,645,876.46	23.69	7.873	555	73.54
14.001 - 14.500	5	860,410.58	5.59	8.283	551	62.74
14.501 - 15.000	4	1,123,349.50	7.30	8.857	567	71.84
15.001 - 15.500	2	277,355.42	1.80	9.150	548	66.66
15.501 - 16.000	1	110,064.42	0.72	10.000	541	59.60

Total:	63	15,393,131.25	100.00	7.352	583	70.95

Min: 11.950
Max: 16.000
Weighted Average (>0): 13.352

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	2	1,065,004.78	6.92	5.958	669	71.21
6.001 - 6.500	10	2,962,375.22	19.24	6.445	602	71.25
6.501 - 7.000	10	2,443,213.64	15.87	6.926	584	69.22
7.001 - 7.500	13	2,905,481.23	18.88	7.361	584	71.69
7.501 - 8.000	16	3,645,876.46	23.69	7.873	555	73.54
8.001 - 8.500	5	860,410.58	5.59	8.283	551	62.74
8.501 - 9.000	4	1,123,349.50	7.30	8.857	567	71.84
9.001 - 9.500	2	277,355.42	1.80	9.150	548	66.66
9.501 - 10.000	1	110,064.42	0.72	10.000	541	59.60

Total:	63	15,393,131.25	100.00	7.352	583	70.95

Min: 5.950
Max: 10.000
Weighted Average (>0): 7.352

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	63	15,393,131.25	100.00	7.352	583	70.95

Total:	63	15,393,131.25	100.00	7.352	583	70.95

Min: 3.000
Max: 3.000
Weighted Average (>0): 3.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	63	15,393,131.25	100.00	7.352	583	70.95

Total:	63	15,393,131.25	100.00	7.352	583	70.95

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	84	19,236,342.88	100.00	7.315	596	69.87

Total:	84	19,236,342.88	100.00	7.315	596	69.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.